UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2025

SINGULARITY FUTURE TECHNOLOGY LTD.

(Exact name of registrant as specified in its charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 Wall Street, Suite 1100
New York, NY 10005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SGLY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers

On February 20, 2025, Mr. Ying Cao resigned from his position as the chief financial officer (“CFO”) of Singularity Future Technology Ltd. (the “Company”). Mr. Ying Cao’s resignation was for personal reasons and was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On February 21, 2025, the board of directors of the Company (the “Board”) appointed Mr. Chee Jiong Ng as the CFO of the Company to fill the vacancy resulting from Mr. Ying Cao’s resignation.

In connection with this appointment, the Company and Mr. Ng entered into an employment agreement, dated February 21, 2025(the “CFO Employment Agreement”), pursuant to which Mr. Ng will receive an annual compensation of $84,000 for his services as the CFO of the Company.

Mr. Ng worked as the CFO of Meta Data Limited from November 2021 to July 2024. From March 2021 to October 2021, Mr. Ng was a financial advisor for two Nasdaq listed companies, responsible for annual and semi-annual reporting obligations and financing activities. From December 2017 to February 2021, Mr. Ng was the CFO of Dunxin Financial Holdings Limited, now known as Eason Technology Limited (NYSE: DXF). Mr. Ng received a bachelor’s degree in economics from the University of Sydney, Australia in 1993, and a master’s degree in commerce from the University of New South Wales, Australia in 1995. Mr. Ng is also a certified public accountant of Australian Society of Certified Public Accountants since 1999.

There is no family relationship between Mr. Ng and any of our other officers and directors. Except for the CFO Employment Agreement described above, Mr. Ng has not had any transaction with the Company since the beginning of our last fiscal year.

The foregoing description of the CFO Employment Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the form of CFO Employment Agreement attached hereto as Exhibit 10.1, which is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of the CFO Employment Agreement
104	Cover Page Interactive Data File the cover page XBRL tags are embedded within the Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2025	Singularity Future Technology Ltd.

	By:	/s/ Jia Yang
	Name:	Jia Yang
	Title:	Chief Executive Officer

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